SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  June 13, 2000
                        (Date of Earliest Event Reported)


       AIRPLANES LIMITED                                AIRPLANES U.S. TRUST
  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


       Jersey, Channel Islands                          Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

       33-99970-01                                      13-3521640
       (Commission File                                 (IRS Employer
       Number)                                          Identification No.)


       Airplanes Limited                                Airplanes U.S. Trust
       22 Grenville Street                              1100 North Market Street
       St. Helier                                       Rodney Square North
       Jersey, JE4 8PX                                  Wilmington, Delaware
       Channel Islands                                  19890-0001
       (011 44 1534 609 000)                            (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)


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Item 5.              Other Events


     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated June 13, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  AIRPLANES LIMITED


Date: June 13, 2000                               /s/ Roy M. Dantzic*
                                                  -------------------
                                                  Director and Officer


Date: June 13, 2000                               AIRPLANES U.S. TRUST


                                                   /s/ Roy M. Dantzic*
                                                   -------------------
                                                   Controlling Trustee
                                                   and Officer


                                                   *By: /s/ Michael Walsh
                                                   ----------------------
                                                        Attorney-in-Fact


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



                                  EXHIBIT INDEX


Exhibit 99.A     -    Report to Certificateholders
Exhibit 99.B     -    Power of Attorney for Airplanes Limited
Exhibit 99.C     -    Power of Attorney for Airplanes U.S. Trust



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